                                                                    EXHIBIT 99.3

--------------------------------------------------------------------------------

In re: FASTNET Corp            Case No.   03-23143
       ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               IN RE: FASTNET CORP
                                    DEBTORS.
                                  FASTNET CORP.
                                CASE NO. 03-23143

                        REPORTING PERIOD: SEPTEMBER, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                                                                               Case No. 03-23143
        ------------                                                                               Reporting Period: September, 2003
Debtors.
                                                      FASTNET CORP.
                                                 MONTHY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                                     --------------------
Signature of Debtor                                                                                             Date

---------------------------------------------------------------------------                                     --------------------
Signature of Joint Debtor                                                                                       Date

/s/ Ward Schultz                                                                                                      17-Nov-03
---------------------------------------------------------------------------                                     --------------------
Signature of Authorized Individual*                                                                             Date

Ward Schultz                                                                                        Chief Financial Officer
---------------------------------------------------------------------------                   --------------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
        ------------                           Reporting Period: September, 2003
Debtors.

                                  FASTNET CORP.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   1,463,640     $     938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable               $   1,929,219     $   7,263,898
--------------------------------------------------------------------------------
Asset Sale Proceeds
--------------------------------------------------------------------------------
Other (Credit Card)                             $     350,976     $   1,244,273
--------------------------------------------------------------------------------
TOTAL RECEIPTS                                  $   2,280,196     $   8,508,171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                    $     615,248     $   2,437,064
--------------------------------------------------------------------------------
Travel and Entertainment                        $       8,584     $      50,863
--------------------------------------------------------------------------------
Insurance                                       $      27,198     $      88,950
--------------------------------------------------------------------------------
Utilities                                       $   1,605,544     $   4,728,301
--------------------------------------------------------------------------------
Occupancy                                       $      89,817     $     329,913
--------------------------------------------------------------------------------
Suppliers                                                                 --
--------------------------------------------------------------------------------
G&A                                             $     244,057     $     658,198
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                             $   2,590,447     $   8,293,290
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET CASH FLOW                                   $    (310,251)    $     214,881
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   1,153,389     $   1,153,389
--------------------------------------------------------------------------------

* ENDING CASH INCLUDES $313,397 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $ 2,590,447
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $ 2,590,447
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
       ------------                                                         Reporting Period: September 1, 2003 - September 30, 2003
Debtors.

                                                      FASTNET CORP.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                FIRST      FIRST
                                UNION      UNION                       BANK ACCOUNTS
                              OPERATING    CREDIT    SILICON                AMBLER   CORP               PETTY     NA
                                DIP        CARD      VALLEY      HSBC *     DEBIT    DEBIT     HUDSON    CASH  SOVEREIGN    TOTAL
                              ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  222,437  $29,585  $ 60,391     $313,397   $ 2,538   $1,948   $514,384  $1,000   $7,708  $1,153,389
                              ------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
BANK BALANCE                  $1,272,894  $    --  $  5,994     $313,397   $ 2,538   $1,948   $460,162  $1,000   $7,708  $2,065,642
                              ------------------------------------------------------------------------------------------------------
  Plus: Deposits In Transit               $30,073  $ 54,551                                    $54,222                   $  138,846
                              ------------------------------------------------------------------------------------------------------
  Less: Outstanding Checks    $1,050,457  $   488       154                                                              $1,051,099
                              ------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  222,437  $29,585  $ 60,391     $313,397   $ 2,538   $1,948   $514,384  $1,000   $7,708  $1,153,389
------------------------------------------------------------------------------------------------------------------------------------

* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                      Page 4 of 12

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                            Reporting Period: September, 2003
Debtors.
                                  FASTNET CORP.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                     SEPTEMBER    FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $  2,225,829    $  8,645,561
Cost of Sales                                         1,724,307       6,164,160
                                                   -----------------------------
  GROSS MARGIN                                     $    501,523    $  2,481,401

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $    151,278    $    608,427
  G&A Payroll Expenses                                  377,868       1,390,230
  Occupancy Expenses                                     87,167         217,521
  Bankruptcy Expenses                                   274,500         860,219
  General and Administrative Expenses                 1,441,980       2,299,861
  Depreciation and Amortization                         452,095       1,702,553
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $  2,784,887    $  7,078,811
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $ (2,283,364)   $ (4,597,411)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $     78,125    $    180,847
  Interest Income                                        (2,526)        (12,113)
  Other                                                                   1,499
  Restructuring Charge                               (1,545,757)     17,053,482
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $ (1,470,159)   $ 17,223,714

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (813,205)   $(21,821,125)
--------------------------------------------------------------------------------

* SEPTEMBER RESTRUCTURING CHARGE ICNLUDES ON-TIME ADJUSTMENT FOR REJECTED
LEASES.

REORGANIZATION ITEMS:
Professional Fees *                                $    274,500    $    848,969
U.S. Trustee Quarterly Fee                                               11,250
Interest Earned on Accumulated Cash from Ch.11
Gain (Loss) From Sale of Equipment
Other Reorganization Expenses
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    274,500    $    860,219

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                       Reporting Period: September, 2003

                                  FASTNET CORP.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                OF MONTH CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $    839,991
  Restricted Cash                                                       313,397

  Accounts Receivable                                                 7,854,988
  Less: Allowance for doubtful accounts                               3,104,229
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           4,750,759

  Prepaid and Other Current Assets                                      461,643

  Property and Equipment, net                                         5,724,461
  Intangible Assets, net                                              1,750,873
  Other Assets                                                        1,549,892
                                                                   -------------
    TOTAL ASSETS                                                   $ 15,391,016
                                                                   -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                OF MONTH CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    547,039
  Other Accrued Liabilities                                           2,342,973
  Deferred Revenue                                                    5,845,270
                                                                   -------------
                                                                      8,735,282

  Other Liabilities                                                      88,261
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    8,823,543

    DUE TO SUBSIDIARY                                                 8,520,881

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                        3,611,555
  Priority Debt                                                         297,686
  Unsecured Debt                                                     17,512,632
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   21,421,873

STOCKHOLDERS' EQUITY:
  Common Stock                                                       78,434,584
  Deferred Compensation                                                 (17,322)
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (100,289,411)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (23,375,281)

                                                                   -------------
    TOTAL LIABILITIES AND EQUITY                                   $ 15,391,016
--------------------------------------------------------------------------------

                                        UNITED STATES BANKRUPTCY COURT
                                       EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                         Case No. 03-23143
       -------------                                 Reporting Period: September 1, 2003 - September 30, 2003
Debtors.
                                                FASTNET CORP.
                                    SUMMARY OF UNPAID POST PETITION DEBTS
                                             ($ IN REAL NUMBERS)
-------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              --------------------------------------------------
                                                  0-30        31-60        61-90      OVER 90        TOTAL
-------------------------------------------------------------------------------------------------------------
Accounts Payable                              $  265,703   $    9,285   $    3,055   $   13,311   $  291,355
-------------------------------------------------------------------------------------------------------------
Wages Payable                                 $  250,356                                          $  250,356
-------------------------------------------------------------------------------------------------------------
Taxes Payable                                 $   24,957                                          $   24,957
-------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                      $  115,513                                          $  115,513
-------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                     $    8,538                                          $    8,538
-------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                                                       $       --
-------------------------------------------------------------------------------------------------------------
Professional Fees                             $  131,633                                          $  131,633
-------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                         $       --
-------------------------------------------------------------------------------------------------------------
Other:                                                                                            $       --
-------------------------------------------------------------------------------------------------------------
Other:                                                                                            $       --
-------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $  796,700   $    9,285   $    3,055   $   13,311   $  822,352
-------------------------------------------------------------------------------------------------------------
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                                 Page 7 of 12

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------ Reporting Period: September 1, 2003 - September 31, 2003 Debtors.
                                  FASTNET CORP.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 8,081,484
------------------------------------------------------------------  ------------
+ Amounts billed during the period                                  $ 2,176,060
------------------------------------------------------------------  ------------
- Amounts collected during the period                               $ 2,064,633
------------------------------------------------------------------  ------------
+ Adjustments (Credit Memos, Debit Memos, journal entries)          $  (348,627)
------------------------------------------------------------------  ------------
+ Other Adjustments                                                 $    10,705
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 7,854,988
------------------------------------------------------------------  ------------

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $ 1,438,507
------------------------------------------------------------------  ------------
31 - 60 days old                                                    $   759,044
------------------------------------------------------------------  ------------
61 - 90 days old                                                    $   646,384
------------------------------------------------------------------  ------------
91+ days old                                                        $ 5,011,053
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                           $ 7,854,988
------------------------------------------------------------------  ------------
Amount considered uncollectable (Bad Debt)                          $ 3,104,229
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 4,750,759
------------------------------------------------------------------  ------------

Note: AR-ATHY, AR-Host Me, Collections & Legal reflected in 91+ days; all other adjs. under 0-30 days.

                                   UNITED STATES BANKRUPTCY COURT
                                  EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                     Case No. 03-23143
       ------------                              Reporting Period: September 1, 2003 - September 30, 2003
Debtors.

                                            FASTNET CORP.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

---------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD    AMOUNT                           CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED    PAID            DATE PAID        OR EFT      LIABILITY
---------------------------------------------------------------------------------------------------------
FEDERAL
=========================================================================================================
Withholding                $     --   $ 73,329   $  73,329    8/11, 8/28/03        EFT - ADP    $     --
---------------------------------------------------------------------------------------------------------
FICA - Employee            $     --   $ 35,977   $  35,977    8/11, 8/28/03        EFT - ADP    $     --
---------------------------------------------------------------------------------------------------------
FICA - Employer            $  8,790   $ 38,152   $  35,977    8/11, 8/28/03        EFT - ADP    $ 10,965
---------------------------------------------------------------------------------------------------------
Unemployment               $     18   $     84   $      75    8/11, 8/28/03        EFT - ADP    $     26
---------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------
Other:
---------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $  8,808   $147,542   $ 145,359    $           --       $      --    $ 10,992
---------------------------------------------------------------------------------------------------------
STATE AND LOCAL
=========================================================================================================
Withholding                $   (383)  $ 15,945   $  15,844    8/11, 8/28/03        EFT - ADP    $   (283)
---------------------------------------------------------------------------------------------------------
Sales                      $ 11,733   $ 13,770   $  11,670       9/22/2003         352,543,525, $ 13,833
                                                                                   535,279
---------------------------------------------------------------------------------------------------------
Excise
---------------------------------------------------------------------------------------------------------
Unemployment               $    245   $  1,239   $   1,100    8/11, 8/28/03        EFT - ADP    $    385
---------------------------------------------------------------------------------------------------------
Real Property
---------------------------------------------------------------------------------------------------------
Personal Property
---------------------------------------------------------------------------------------------------------
Other:OPT                  $     30                                                             $     30
---------------------------------------------------------------------------------------------------------
           State Corp
---------------------------------------------------------------------------------------------------------
            Local
---------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $ 11,605   $ 30,954   $  28,614                                      $ 13,965
---------------------------------------------------------------------------------------------------------
Total Taxes                $ 20,413   $178,497   $ 173,972                                      $ 24,957
---------------------------------------------------------------------------------------------------------

                                            Page 9 of 12

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                            Reporting Period: September, 2003
Debtors.

                                  FASTNET CORP.
                              DEBTOR QUESTIONNAIRE
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1   Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
2   Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
3   Have any prepetition taxes been paid
    during the reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
4   Have all postpetition tax returns been
    timely filed?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
5   Are any postpetition real estate taxes
    past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
6   Are any postpetition state or federal
    income taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
7   Are any postpetition payroll taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
8   Are any other postpetition taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
9   Are any amounts owed to postpetition
    creditors past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
10  Have any postpetition loans been received
    by the debtor from any party?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
11  Have any payments been made on prepetition
    liabilities this reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
12  Are any wage payments past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
13  Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSURANCE
-------------------------------------------------------             -----  -----
1   Are workers compensation, general liability
    and other necessary insurance coverages in\
    effect?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
2   Are all premium payments paid current?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
3   Please itemize policies below.
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------------------
                                                                   PERIOD         PAYMENT
             TYPE OF POLICY                      CARRIER           COVERED        AMOUNT             FREQUENCY
----------------------------------------------------------------------------------------------------------------------------
    Workman's Compensation (PA)              Eastern Alliance 12/1/02 to 11/30/03  22,009.00  Initial downpayment, 877
                                             Insurance Co.                                    plus 6 payments of $3,522
----------------------------------------------------------------------------------------------------------------------------
    Management Liablitiy                     AON Risk           2/7/03 - 2/6/04   370,840.00  2 payments each of
                                             Services                                         $185,420
----------------------------------------------------------------------------------------------------------------------------
    Workman's Compensation (NY)              New York State    9/1/03 to 8/31/04   14,335.93  Initial downpayment, 3,538.99
                                             Insurance Fund                                   plus 9 payments of 1,199.66
----------------------------------------------------------------------------------------------------------------------------
    Propery, General Liability, EBL, E&O,
    RICL, Business Auto, Umbrell Liability,  The Boothby      12/1/02 - 11/30/03  223,230.34  Downpayment $54,827.65
    Crime, Fiduciary, Employ. Practices      Group                                            plus 9 payments of $18,711.41
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                            Reporting Period: September, 2003
Debtors.

                                  FASTNET CORP.
                        US TRUSTEE QUARTERLY FEE SCHEDULE
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------

                 TOTAL QUARTERLY DISBURSEMENTS             FEE SCHEDULE
================================================================================
             $       --             $    14,999.99         $    250.00
--------------------------------------------------------------------------------
                 15,000.00               74,999.99              500.00
--------------------------------------------------------------------------------
                 75,000.00              149,999.99              750.00
--------------------------------------------------------------------------------
                150,000.00              224,999.99            1,250.00
--------------------------------------------------------------------------------
                225,000.00              299,999.99            1,500.00
--------------------------------------------------------------------------------
                300,000.00              999,999.99            3,750.00
--------------------------------------------------------------------------------
              1,000,000.00            1,999,999.99            5,000.00
--------------------------------------------------------------------------------
              2,000,000.00            2,999,999.99            7,500.00
--------------------------------------------------------------------------------
              3,000,000.00            4,999,999.99            8,000.00
--------------------------------------------------------------------------------
              5,000,000.00                                   10,000.00
--------------------------------------------------------------------------------

* QUARTERLY FEES MUST BE MAILED WITH THE PROPER TRANSMITTAL FORM TO:
                              United States Trustee
                             Post Office Box 198246
                             Atlanta, Georgia 30384

                                   UNITED STATES BANKRUPTCY COURT
                                  EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                       Case No. 03-23143
       ------------                                                                       Reporting Period: September, 2003
Debtors.

                                                 FASTNET CORP.
                                                  CHECK LIST
                                              ($ IN REAL NUMBERS)

---------------------------------------------------------------------------------------------------------------------------
       CONTACT INFO.                                 TASK                                        STATUS
---------------------------------------------------------------------------------------------------------------------------
                 PHONE                                             Unpaid
 PERSON / TITLE  NUMBER        CashRcDs   BnkRec   SO    BS   PPT    PPD    AR   DQ            Notes / Comments
===========================================================================================================================
Liz Wildman      610-266-6700     x         x       x     x    x     x       x    x
                 ext:2014
